NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Julia Hornack
Mayfield Village, Ohio 44143	(440) 395-2164
http://www.progressive.com

PROGRESSIVE REPORTS MAY RESULTS

MAYFIELD VILLAGE, OHIO -- June 15, 2016 -- The Progressive Corporation (NYSE:PGR) today reported the following results for May 2016:

	May	May
(millions, except per share amounts and ratios; unaudited)	2016	2015	Change

Net premiums written	$1,748.3	$1,581.4	11%
Net premiums earned	$1,714.6	$1,543.4	11%
Net income attributable to Progressive	$75.9	$79.4	(4)%
Per share	$0.13	$0.13	0%
Total pretax net realized gains (losses) on securities
(including net impairment losses)	$17.2	$7.3	136%
Combined ratio	95.8	94.3	1.5 pts.
Average diluted equivalent shares	585.2	589.3	(1)%

(thousands; unaudited)	May	May
	2016	2015	Change
Policies in Force
Vehicle businesses:
Agency – auto	4,917.6	4,759.3	3%
Direct – auto	5,262.6	4,724.4	11%
Total personal auto	10,180.2	9,483.7	7%
Total special lines	4,221.3	4,105.9	3%
Total Personal Lines	14,401.5	13,589.6	6%
Total Commercial Lines	593.9	534.0	11%
Property business	1,079.8	1,048.1	3%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Lines business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned and/or operated predominantly by small businesses. Our Property business writes personal and commercial property insurance for homeowners, other property owners, and renters.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the "Monthly Commentary" at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
May 2016
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,748.3
Revenues:
Net premiums earned	$1,714.6
Investment income	39.0
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0
Net realized gains (losses) on securities	17.2
Total net realized gains (losses) on securities	17.2
Fees and other revenues	24.8
Service revenues	8.2
Total revenues	1,803.8

Expenses:
Losses and loss adjustment expenses	1,290.1
Policy acquisition costs	141.9
Other underwriting expenses	235.0
Investment expenses	1.4
Service expenses	7.2
Interest expense	11.4
Total expenses	1,687.0
Income before income taxes	116.8
Provision for income taxes	36.6
Net income	80.2
Net income attributable to noncontrolling interest (NCI), net of tax	4.3
Net income attributable to Progressive	75.9

Other comprehensive income, net of tax
Changes in:
Total net unrealized gains (losses) on securities	7.7
Net unrealized gains (losses) on forecasted transactions	(0.1)
Foreign currency translation adjustment	(0.5)
Other comprehensive income (loss)	7.1
Other comprehensive (income) loss attributable to NCI	0.8
Total comprehensive income (loss) attributable to Progressive	$83.8

1For a description of our financial reporting and accounting policies, see Note 1 to our 2015 audited consolidated financial statements included in our 2015 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
May 2016
(millions)
(unaudited)

	Year-to-Date
	2016	2015[1]	% Change
Net premiums written	$9,892.4	$8,710.9	14

Revenues:
Net premiums earned	$9,137.4	$8,109.6	13
Investment income	193.7	177.7	9
Net realized gains (losses) on securities:
Net impairment losses recognized in earnings	0	(7.9)	(100)
Net realized gains (losses) on securities	50.1	73.2	(32)
Total net realized gains (losses) on securities	50.1	65.3	(23)
Fees and other revenues	135.3	125.2	8
Service revenues	43.0	32.9	31
Total revenues	9,559.5	8,510.7	12

Expenses:
Losses and loss adjustment expenses	6,851.1	5,819.6	18
Policy acquisition costs	754.7	662.5	14
Other underwriting expenses	1,273.9	1,111.1	15
Investment expenses	8.5	8.7	(2)
Service expenses	37.8	30.1	26
Interest expense	57.0	55.8	2
Total expenses	8,983.0	7,687.8	17

Income before income taxes	576.5	822.9	(30)
Provision for income taxes	189.4	255.8	(26)
Net income	387.1	567.1	(32)
Net income (loss) attributable to noncontrolling interest (NCI), net of tax	(1.5)	2.8	(154)
Net income attributable to Progressive	388.6	564.3	(31)

Other comprehensive income (loss), net of tax
Changes in:
Total net unrealized gains (losses) on securities	109.3	0.1	NM
Net unrealized gains (losses) on forecasted transactions	(0.5)	(8.9)	(94)
Foreign currency translation adjustment	0.3	(0.3)	(200)
Other comprehensive income (loss)	109.1	(9.1)	NM
Other comprehensive (income) loss attributable to NCI	(1.6)	1.5	(207)
Total comprehensive income attributable to Progressive	$496.1	$556.7	(11)

NM = Not Meaningful
1Includes results of ARX Holding Corp. and subsidiaries (ARX) since April 1, 2015, the date The Progressive Corporation acquired a controlling interest in ARX.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
May 2016
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2016	2015

Net income attributable to Progressive	$75.9	$388.6	$564.3
Per share:
Basic	$0.13	$0.67	$0.96
Diluted	$0.13	$0.66	$0.96

Comprehensive income attributable to Progressive	$83.8	$496.1	$556.7
Per share:
Diluted	$0.14	$0.85	$0.94

Average shares outstanding - Basic	582.6	582.9	587.0
Net effect of dilutive stock-based compensation	2.6	2.5	3.5
Total equivalent shares - Diluted	585.2	585.4	590.5

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2016	2015
Fully taxable equivalent (FTE) total return:
Fixed-income securities	0.1%	1.8%	1.1%
Common stocks	1.8%	4.1%	3.7%
Total portfolio	0.3%	2.1%	1.4%

Pretax annualized investment income book yield	2.3%	2.3%	2.3%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
May 2016
($ in millions)
(unaudited)

Current Month
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$752.3	$705.2	$1,457.5	$214.5	$76.3	$1,748.3
% Growth in NPW	7%	14%	11%	29%	(21)%[2]	11%
Net Premiums Earned	$744.7	$718.9	$1,463.6	$183.4	$67.6	$1,714.6
% Growth in NPE	6%	15%	10%	22%	1%	11%

GAAP Ratios
Loss/LAE ratio	77.4	77.1	77.2	68.5	49.7	75.3
Expense ratio	20.0	19.5	19.8	22.1	32.6[3]	20.5
Combined ratio	97.4	96.6	97.0	90.6	82.3[3]	95.8

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$3.6
Current accident year						2.7
Calendar year actuarial adjustment	$1.4	$0.5	$1.9	$1.8	$2.6	$6.3

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$3.6
All other development						4.9
Total development						$8.5

Calendar year loss/LAE ratio						75.3
Accident year loss/LAE ratio						75.8

1 Includes results for all of our run-off  businesses, including our professional liability group. For the month, our run-off businesses generated no underwriting profit or loss.

2 The negative growth rate reflects, in part, a revision in the manner of recognition of ceded reinsurance premiums beginning in June 2015. Adjusting for this change, net premiums written would have decreased by 6.5% in the Property business.

3 Included in both the expense ratio and combined ratio is $5.0 million, or 7.4 points, of amortization/depreciation expense associated with the acquisition of a controlling interest in ARX. Excluding this additional expense, the Property business would have reported an expense ratio of 25.2 and a combined ratio of 74.9 for May 2016.

4 Represents adjustments solely based on our actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
May 2016
($ in millions)
(unaudited)

Year-to-Date
	Vehicles
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$4,267.0	$4,141.1	$8,408.1	$1,169.4	$314.9	$9,892.4
% Growth in NPW	7%	15%	11%	25%	NM	14%
Net Premiums Earned	$4,019.7	$3,830.0	$7,849.7	$954.7	$333.0	$9,137.4
% Growth in NPE	5%	14%	9%	19%	NM	13%

GAAP Ratios
Loss/LAE ratio	74.9	76.5	75.7	67.3	80.9	75.0
Expense ratio	19.5	20.4	19.9	22.4	34.3[2]	20.7
Combined ratio	94.4	96.9	95.6	89.7	115.2[2]	95.7

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$40.6
Current accident year						3.5
Calendar year actuarial adjustment	$15.7	$15.2	$30.9	$2.4	$10.8	$44.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$40.6
All other development						(83.2)
Total development						$(42.6)

Calendar year loss/LAE ratio						75.0
Accident year loss/LAE ratio						74.5

NM=Not meaningful; Property business written by Progressive prior to April 2015 was negligible.

1 Includes results for all of our run-off  businesses, including our professional liability group. On a year-to-date basis, our run-off businesses generated a $0.7 million underwriting loss.

2 Included in both the expense ratio and combined ratio is $25.1 million, or 7.5 points, of amortization/depreciation expense associated with the acquisition of a controlling interest in ARX. Excluding this additional expense, the Property business would have reported a year-to-date expense ratio of 26.8 and combined ratio of 107.7.

3 Represents adjustments solely based on our actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

May
2016
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $13,644.2)	$13,723.6
Equity securities:
Nonredeemable preferred stocks[1] (cost: $748.0)	870.2
Common equities (cost: $1,530.7)	2,748.8
Short-term investments (amortized cost: $5,270.0)	5,270.0
Total investments[2]	22,612.6
Net premiums receivable	4,494.5
Deferred acquisition costs	630.1
Goodwill and intangible assets	916.6
Other assets[3]	3,479.9
Total assets	$32,133.7

Unearned premiums	$7,400.8
Loss and loss adjustment expense reserves[3]	10,602.3
Other liabilities[2]	3,233.5
Debt	2,697.7
Total liabilities	23,934.3
Redeemable noncontrolling interest (NCI)	464.9
Shareholders' equity	7,734.5
Total liabilities, NCI, and shareholders' equity	$32,133.7

Common shares outstanding	582.7
Shares repurchased - May	0.47
Average cost per share	$33.15
Book value per share	$13.27
Trailing 12-month return on average shareholders' equity
Net income available to Progressive	14.6%
Comprehensive income available to Progressive	13.1%
Net unrealized pretax gains (losses) on investments	$1,416.5
Increase (decrease) from April 2016	$11.8
Increase (decrease) from December 2015	$168.7
Debt-to-total capital ratio[4]	25.9%
Fixed-income portfolio duration	1.8
Weighted average credit quality	A+
Year-to-date Gainshare factor[5]	1.36

1As of May 31, 2016, we held certain hybrid securities and recognized a change in fair value of $3.2 million as a realized gain during the period we held these securities.
2 At May 31, 2016, we had $716.5 million of net unsettled security transactions, including collateral on open derivative positions.
3 Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $1,576.3 million, which are included in "other assets."
4 Ratio reflects debt as a percent of debt plus shareholders' equity; redeemable noncontrolling interest is not part of this calculation.
5 The Gainshare factor excludes the results of our Property business.

Monthly Commentary

•
During May, we incurred about $49 million, or about 2.9 loss ratio points, of catastrophe losses, compared to about $67 million, or about 4.3 loss ratio points, last year. About $45 million of the catastrophe losses were from our vehicle businesses and about $4 million were from our Property business. Hail, wind, and floods in Texas, Montana, Nebraska, and Kansas during the month accounted for two-thirds of the total catastrophe losses. Year-to-date total catastrophe losses were $298 million, or 3.3 points, compared to $131 million, or 1.6 points, last year.  Catastrophe losses for the Property business are included in our results beginning April 2015.

Events
We plan to release June results on Thursday, July 14, 2016, before the market opens.

Subsequent to filing our Quarterly Report on Form 10-Q with the SEC on August 3, we are currently scheduled to hold a one-hour conference call to address questions on Thursday, August 4, at 1:00 p.m., eastern time. Information regarding the teleconference and webcast will be available at: http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar.

Our 2016 Annual Investor Relations Meeting is scheduled to be held on Thursday, October 6, 2016 at 1:00 p.m. eastern time. Registration for the webcast will be available closer to the date of the event.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient-online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. Home insurance is underwritten by select carriers, including American Strategic Insurance Corp. and subsidiaries (ASI), our majority owned subsidiaries.

Progressive is the fourth largest auto insurer in the country; a leading seller of motorcycle and commercial auto insurance; and through ASI, one of the top 20 homeowners carriers. Progressive also offers car insurance online in Australia at
http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot® and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in general economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental, corporate, or other entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including reinsurers and other counterparties to certain financial transactions; the accuracy and adequacy of our pricing, loss reserving, and claims methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to attract and retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for the introduction of products to new jurisdictions, for requested rate changes and the timing thereof and for any proposed acquisitions; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments at the state and federal levels, including, but not limited to, matters relating to vehicle and homeowners insurance, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; severe weather conditions and other catastrophe events; the effectiveness of our reinsurance programs; changes in driving and residential occupancy patterns; our ability to accurately recognize and appropriately respond in a timely manner to changes in loss frequency and severity trends; technological advances; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; our continued access to and functionality of third-party systems that are critical to our business; restrictions on our subsidiaries' ability to pay dividends to The Progressive Corporation; possible impairment of our goodwill or intangible assets if future results do not adequately support either, or both, of these items; court decisions, new theories of insurer liability or interpretations of insurance policy provisions and other trends in litigation; changes in health care and auto and property repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.